                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[_]  Confidential, for Use of Commission Only (as permitted by rule 14a-6(e)(2))


                           Citizens Holding Company
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required pursuant to Exchange Act Rule 14a-6(i)(2)

[_]  $125 per Exchange Act Rules 0.11(c)(1))(ii), 14a-6(i)(I), 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                           CITIZENS HOLDING COMPANY

                                521 Main Street
                        Philadelphia, Mississippi 39350

                                March 24, 2000

Dear Fellow Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 2000 Annual Meeting of shareholders of Citizens Holding Company. The Annual Meeting will be held beginning at 3:30 p.m. local time, on Tuesday, April 25, 2000, at the Main Office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350. The formal notice of the Annual Meeting appears on the next page.

     Enclosed is our proxy statement for the 2000 Annual Meeting in which we seek your support for the election of three directors and the approval and ratification of the Company's independent auditors for the fiscal year ending December 31, 2000. For a detailed discussion of these proposals, you are urged to review the material in the enclosed proxy statement.

     We urge you to review this proxy statement and each of the proposals carefully. Regardless of the number of shares you own, it is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" each proposal.

     We are gratified by our shareholders' continued interest in Citizens Holding Company and pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

                                   Sincerely,



                                   /s/ Steve Webb
                                   Chairman, President and
                                   Chief Executive Officer

                           CITIZENS HOLDING COMPANY

                                521 Main Street
                       Philadelphia, Mississippi 39350
                                  ___________

                   Notice of Annual Meeting of Shareholders
                     to be held on Tuesday, April 25, 2000
                                  ___________

     Notice is hereby given that the Annual Meeting of shareholders of Citizens Holding Company will be held at the Main Office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350, on Tuesday, April 25, 2000, at 3:30 p.m. local time, for the following purposes:

     (1) To elect three Class I Directors to serve until the expiration of the applicable three year term or until their successors are elected and qualified.

     (2) To consider and act upon a proposal to ratify and approve the selection of Horne CPA Group as the Company's independent auditors for the fiscal year ending December 31, 2000.

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Friday, March 17, 2000, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

     Your attention is directed to and you are encouraged to carefully read the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the proposals to be presented and acted upon at the Annual Meeting.

     The Board of Directors has unanimously approved all of the foregoing proposals and recommends that the shareholders vote "FOR" each of the proposals. Proxies solicited by the Company will be voted "FOR" each of the proposals unless a vote against, or an abstention from, one or more of the proposals is specifically indicated on the proxy card.

     Your participation in the Annual Meeting is important. Regardless of whether you plan to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the Annual Meeting, as more completely described in the accompanying proxy statement.

                              By Order of the Board of Directors



                              /s/ Carolyn K. McKee, Secretary

Philadelphia, Mississippi
March 24, 2000

                           CITIZENS HOLDING COMPANY


                               _________________

                                PROXY STATEMENT
                               _________________


                        ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD TUESDAY, APRIL 25, 2000

     This Proxy Statement is furnished to the shareholders of Citizens Holding Company in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders to be held at 3:30 p.m. local time on Tuesday, April 25, 2000, at the Main Office of The Citizens Bank of Philadelphia, 521 Main Street, Philadelphia, Mississippi 39350, and any adjournments or postponements. This proxy statement, the attached proxy card and the Notice of Annual Meeting were mailed to shareholders beginning March 24, 2000.

     Throughout this Proxy Statement, Citizens Holding Company will be referred to as the Company while The Citizens Bank of Philadelphia will be referred to as the Bank. Additionally, references to the Board or the Board of Directors will mean the Board of Directors of the Company unless specifically stated otherwise. Any reference to the Annual Meeting will be a reference to the annual meeting of the shareholders to be held on April 25, 2000.

     The purpose of the Annual Meeting is:

     (1) To elect three Class I Directors to serve until the expiration of the applicable three year term or until their successors are elected and qualified.

     (2) To consider and act upon a proposal to ratify and approve the selection of Horne CPA Group as the Company's independent auditors for the fiscal year ending December 31, 2000.

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The proposals set forth in clauses (1) and (2) above are sometimes referred to herein collectively as the "Proposals."

     The Board of Directors has fixed the close of business on Friday, March 17, 2000, as the record date for the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. On March 24, 2000, the Company's only outstanding class of securities was its common stock, $.20 par value per share. The Company's common stock will be referred to throughout this Proxy Statement as the "Common Stock." As of March 17, 2000, the Company had 15,000,000 shares authorized of which 3,308,750 shares of Common Stock are issued and outstanding.

Proxy Procedure

     The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the Proposals. When a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder attends the Annual Meeting, he or she may vote by ballot. If a shareholder neither returns a signed proxy card nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

     If a shareholder returns a properly signed and dated proxy card but does not mark the boxes located on the card, the shares represented by that proxy card will be voted "FOR" each of the Proposals. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by (i) giving notice in writing to the Secretary of the Company; (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.

Voting Procedures

     A majority of the votes entitled to be cast at the Annual Meeting constitute a quorum. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the remainder of the Annual Meeting and for any adjournment of the Annual Meeting, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the Annual Meeting.

     Shareholders will be entitled to one (1) vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, if the number of directors to be elected is three (3), a shareholder owning ten
(10) shares may cast ten (10) votes for each of three (3) nominees, cast thirty
(30) votes for one (1) nominee, or allocate the thirty (30) votes among several nominees. The candidates receiving the highest number of votes cast, up to the number of directors to be elected, will be elected.

     With respect to all matters brought before the Annual Meeting, other than the election of Directors, each Proposal or other matter will be approved if the votes cast favoring the Proposal or other matters exceed the votes cast opposing the Proposal or other matter. Abstentions and broker non-votes are counted as present only for purposes of determining whether a quorum is present at the meeting; abstentions and broker non-votes are not counted for purposes of the election of Directors.

                                  PROPOSAL I:
                         ELECTION OF CLASS I DIRECTORS
                         -----------------------------

     Effective as of the 1999 Annual Meeting, the Board of Directors is divided into three approximately equal classes with members of each class elected for three year terms. Class I and Class II each consist of three directors and Class III consists of four directors. This year, you are being asked to elect three Class I directors. The original term of the Class I Directors was for an initial period of one year and is therefore due to expire at this Annual Meeting. This Annual Meeting, all future Class I directors will be elected to serve three year terms. The Board has nominated Don L. Fulton, Herbert A. King and David P. Webb for election as Class I Directors to serve until the 2003 annual meeting or until their successors are duly elected and qualified. All three of the Director nominees are currently Directors of the Company.

     Unless authority is expressly withheld on the proxy card, the proxy holders will vote the proxies received by them for the three nominees listed above, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for Director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors and discretionary authority to do so is included in the proxy card. If shareholders attending the Annual Meeting accumulate their votes such that all of the nominees above cannot be elected, then the official proxy holders will accumulate votes to elect as many of the nominees listed above as possible.

Nominees (Class I Directors)

Don L. Fulton, age 53, residing at 207 Woodbriar Lane, Philadelphia, MS 39350. Board member since 1994. President and General Manager, Nemanco, Inc.

Herbert A. King, age 47, residing at 101 Little John Lane, Starkville, MS 39759. Board member since 1997. Engineer, King Engineering, Inc.

David P. Webb, age 40, residing at 613 Inglenook Court, Madison, MS 39110. Board member since 1998. Attorney, Phelps Dunbar, L.L.P.

Continuing Directors (Class II and Class III Directors)

M. G. Bond, age 67, residing at 412 Saint Matthew St., Carthage, MS 39051. Board member since 1986. Retired, Mississippi State Senator.

Karl Brantley, age 63, residing at #1 Brantley Ave., Madden, MS 39109. Board member since 1992. Plant Manager, U. S. Electrical Motors

David A. King, age 45, residing at 1006 Edgewater Drive, Philadelphia, MS 39350. Board member since 1997. Proprietor, Philadelphia Motor Company.

George R. Mars, age 60, residing at 304 Azalea Drive, Philadelphia, MS 39350. Board member since 1977/(1)/. Retired Proprietor, Mars Department Store.

William M. Mars, age 62, residing at Route 1, Box 204, Philadelphia, MS 39350. Board member since 1977/(1)/. Attorney, Mars, Mars & Mars, Attorneys.

Willis W. Dungan, age 66, residing at P.O. Box 686, Philadelphia, MS 39350. Board member since 1981/(1)/. Partner, McDaniel Timber Company.

Steve Webb, age 67, residing at 534 Poplar Ave., Philadelphia, MS 39350. Board member since 1970/(1)/. Chairman, President and CEO, Citizens Holding Company and The Citizens Bank of Philadelphia.

/(1)/ This is the year the Director was elected to the Board of Directors of The
      Citizens Bank of Philadelphia. These Directors were all elected to the Board of Citizens Holding Company at the time it was formed in 1982.

Meetings and Committees of the Board of Directors

     The Board meets monthly, generally in a joint session with the Board of Directors of the Bank. During the fiscal year ended December 31, 1999, the Board met thirteen times. There were twelve regular monthly meetings and one special meeting. Each director attended at least 75% of all meetings held by the Board and the committees on which he served.

     The Board has established jointly with the Bank, various committees, including the Audit Committee, the Trust Committee, Directors Deferred Fee Plan Administrative Committee, and the Directors Loan Committee. These committees meet monthly and at call, except that the Directors Deferred Fee Plan Committee and the Audit Committee meet at least annually and at call. The reports and minutes of the committees are received and considered by the Board at its regular meetings.

     Karl Brantley, David P. Webb, and Herbert A. King are members of the Audit Committee. No member of the Audit Committee is an employee of either the Company or the Bank. The Audit Committee is responsible for the engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and establishment of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. During 1999, the Audit Committee held one meeting.

     The Trust Committee exercises general oversight of the Trust activities of the Bank.

     The Loan Committee oversees the lending and credit functions of the Company's banking subsidiary. The Committee's responsibilities include, among other things to (i) review and approve the overall credit policies and procedures of the Bank; (ii) review and approve the lending authorities and exceptions; and (iii) review and approve the policy and methodology for the reserve for possible loan losses and certain aspects of the Bank's strategic plans.

     The Directors' Deferred Compensation Plan Committee exercises general oversight of the Directors' Deferred Compensation Plan for the Company.

     The Board has not formally established either a compensation or a nominating committee; however, the full Board generally performs the functions of these committees. The Board, among other things, (i) approves remuneration arrangements for executive officers of the Company, (ii) reviews compensation plans relating to Executive Officers and Directors, (iii) determines other benefits under the Company's compensation plans, and (iv) performs general reviews of the Company's employees' compensation policies. Any Director who also serves as an Executive Officer of the Company and the Bank does not participate in any Board determination regarding salaries for and other compensation to Executive Officers.

Compensation of Directors

     During 1999, all Directors of the Company received a $775 monthly retainer plus an additional $125 for each Board meeting attended. Directors that serve on the Loan Committee received an additional $50 per month.

     Eight of the current Directors and one retired Director participate in the Citizens Holding Company Deferred Compensation Plan that was established in June 1986. The Plan provides that a Director may defer a portion of his monthly retainer fee for ten years in return for a benefit to be paid when he attains the retirement age of 70. After the ten-year deferral period, the Director resumes receiving his full fee. The deferral amount is increased each year by a percentage of the Moody's Average Corporate Bond Rate for the month of October of that year. Four Directors, (Messrs. S. Webb, W. Dungan, G. Mars and M.G.
Bond) receive a rate of 130% of the Moody's rate and four Directors (D. King, H. King, K. Brantley and D. Fulton) receive a rate of 100% of the Moody's rate. Due to his age at the time of acceptance into the Plan, Allan King's benefits are defined and are not subject to the increases in the Moody's rate. The Moody's Average Corporate Bond Rate for October 1999 was 7.93%. To fund the Plan, the Company purchased individual life insurance policies for each of the participants.

Directors' Stock Compensation Plan

     The Citizens Holding Company Directors' Stock Compensation Plan, which will be referred to herein as the "Directors' Plan," effective as of January 1, 1999, provides for the grant of shares of $0.20 par value voting common stock issued by the Company.

     Since the Company is now a reporting company, the Directors' Plan provides that the price of any option granted shall be equal to the fair market value of the common stock as of the grant date. All such options shall be evidenced by a written agreement between the Committee and each non-employee director. The options granted under the Directors' Plan shall first be exercisable six months and one day from the date of grant and shall expire 10 years from the date of grant, unless subject to earlier termination as provided for in the Directors' Plan. If a director ceases to serve as a member of the Board of Directors on account of Cause, options granted under the Directors' Plan that are unexercised as of the occurrence of such Cause will be forfeited, where Cause is defined as meaning a non-employee director is found guilty by a court of competent jurisdiction, pleads guilty or pleads nolo contendere to any felony or to a misdemeanor which involves fraud or dishonesty or that a non-employee director willfully engages in conduct which is materially injurious to the Company or its Affiliates. The Board of Directors shall determine whether Cause has occurred and notify the affected non-employee director.

     All non-employee directors are eligible to receive options under the Directors' Plan. To provide for utilization of the Directors' Plan, 70,000 shares of Common Stock, (determined immediately after the five-for-one (5:1) stock split approved by the Board of Directors effective as of January 1, 1999) were made available for grants under the Directors' Plan. Such shares are authorized but unissued shares, treasury shares or shares acquired on the open market, as the same may be adjusted for stock splits, dividends or other adjustments in the capitalization of this Company.

     The Board of Directors will administer the Directors' Plan.

Option Grants under the Directors' Plan During Fiscal Year 1999

     Pursuant to the Directors' Plan, effective January 1, 1999, the non-employee directors were compensated with the grant of certain options. For the years of service prior to January 1, 1999, options were granted at the rate of 100 per year of service, otherwise the grants were all on the same terms and conditions at an exercise price of $10.72 per share. On April 14, 1999, each director was granted 1,000 options at an exercise price of $11.02 per share for the annual option grant provided for in the Directors' Plan.

Aggregated Option Exercises to Date

     The initial grant options under the Directors' Plan could not be exercised earlier than July 2, 1999 and the annual grant options could not be exercised until October 15, 1999. As of March 24, 2000, no director has exercised any of either his initial or annual grant options.

Stock Ownership of Directors and Executive Officers

     The following table shows, as of December 31, 1999, the number of shares of the Company's Common Stock beneficially owned by (i) all directors and nominees,
(ii) all executive officers whose total annual salary and bonus exceed $100,000, and (iii) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).

    NAME OF                                COMMON STOCK                  Percent
Beneficial Owner                        Beneficially Owned               of Class
----------------                        ------------------               --------
M. G. Bond                                   33,085                        1.00%
Karl Brantley                                10,160                        *
Willis W. Dungan                            140,625 (1)                    4.25
Don L. Fulton                                 5,250                        *
David A. King                                52,021 (2)                    1.57
Herbert A. King                             239,015 (3)                    7.22
George R. Mars                              171,710 (4)                    5.19
William M. Mars                              12,735 (5)                    *
David P. Webb                                14,075 (6)                    *
Steve Webb                                   90,305 (7)                    2.73
                                            -------                       -----
All Directors and Executive Officers
as a group (10 persons)                     768,981 (8)                   23.24%

* Less than 1%

________________________________________________________________________

(1) Includes 64,625 shares owned by Mr. Dungan's spouse and 76,000 shares held in a limited partnership of which Mr. Dungan is the managing general partner and as to which he exercises sole voting and investment power.

(2) Includes 890 shares owned by Mr. King's spouse and 3,126 shares owned by his children.

(3) Includes 7,275 shares owned jointly by Mr. King's spouse, 42,920 owned by his children; also includes 147,260 shares held in trust for his children.

(4) Includes 20,000 shares owned by Mr. Mars' spouse and includes 45,745 shares owned by the Estate of Mr. Mars' mother of which he is executor and as to which he exercises sole voting and investment power.

(5)  Includes 3,785 shares owned by Mr. Mars' spouse.

(6)  David P. Webb is the son of Steve Webb.

(7) Includes 170 shares owned by Mr. Webb's spouse and 90,000 shares held in a limited partnership of which Mr. Webb is the managing general partner and as to which he exercises sole voting and investment power.

(8) Includes 7,275 shares owned jointly with or of record by others with Directors and Executive Officers; also includes 313,260 shares in various entities controlled by Directors and 45,745 controlled by Power of Attorney.

Executive Officers

     The following table sets forth certain information with respect to the executive officer of the Company.

                   Officer
     Name          Since    Age         Position with the Company
     ----          -----    ---         --------------------------

     Steve Webb    1978     67          Chairman, President, Chief Executive
                                        Officer, and Director of the Company and the Bank

     The following is a brief summary of the business experience of the executive officer of the Company:

     Steve Webb has served as a member of the Board of Directors of the Company from 1982 until the present and of the Bank from 1970 until present. In 1978, Mr. Webb assumed the responsibilities of President and Chief Executive Officer of the Company and the Bank.

Executive Compensation

     No executive officer ceased to serve as such at any time during the 1999 fiscal year. The following table sets forth the compensation of Steve Webb, the Company's Chairman, President and Chief Executive Officer, for the services rendered in all capacities to the Company for the fiscal years ending December 31, 1997, 1998 and 1999:

                          Summary Compensation Table

                                    Annual Compensation                        Long-Term Compensation

Name and                                                                  Securities                  All
Principal                                                    All Other    underlying      LTIP        other
Position                Year      Salary         Bonus     Compensation    Options        Payouts     Compensation
--------                ----      ------         -----     ------------    -------        -------     ------------
Steve Webb              1999      $138,000       $35,000     $23,228(1)     3,900              0             0
President and CEO       1998      $132,000       $30,000     $25,158(2)         0              0             0
of the Company          1997      $125,000       $25,000     $23,640(3)         0              0             0
and the Bank

     (1) Represents matching contributions of $10,536 under The Citizens Bank Profit Sharing and Savings Plan (the 401-k plan), Directors fees in the amount of $11,575, and includes the value of the use of a company automobile in the amount of $1,117.

     (2) Represents matching contributions of $13,151 under The Citizens Bank Profit Sharing and Savings Plan (the 401-k plan), Directors fees in the amount of $10,925, and includes the value of the use of a company automobile in the amount of $1,082.

     (3) Represents matching contributions of $12,264 under The Citizens Bank Profit Sharing and Savings Plan (the 401-k plan), Directors fees in the amount of $10,275, and includes the value of the use of a company automobile in the amount of $1,101.

Employees' Long-Term Incentive Plan

     On April 13, 1999, the Company adopted the Citizens Holding Company Employees' Long-Term Incentive Plan, referred to herein as the "Employees' Plan." The Employees' Plan is administered by the Board of Directors and is intended to provide for the grant of shares of Common Stock in the form of stock options and restricted stock, in accordance with usual and customary terms and conditions. To that end, a number of shares of the Company's Common Stock equal to seven percent (7%) of the issued and outstanding Common Stock, as the same may be determined from time to time, is available to be granted under the Employees Plan, which shares are authorized but unissued shares, treasury shares or shares acquired on the open market. The only options granted during this fiscal year were to Steve Webb. See the table below.

Option Grants under Employee Plan During 1999 Fiscal Year

     The following table presents information on the stock option grants that were made during fiscal year 1999 to the executive officer of the Company, pursuant to the Employee Plan. (Numbers of options and per share exercise prices have been adjusted to reflect the five for one (5:1) split that occurred January 1, 1999).

                               INDIVIDUAL GRANTS

                                                                                          Potential Realizable Value at
                                  No. of      % of                                        Annual Rates of Stock Price
                                  Options     Options       Exercise      Expiration      Appreciation for Option Term (2)
                                                                                          ----------------------------------
                                  Granted     Granted        Price (1)    Date              5%          10%
     Steve Webb-Initial Grant      2,900      13.12%         10.72       01/01/09         19,551.08     49,546.27
          Annual Grant             1,000       4.52%         11.02       04/14/09          6,930.42     17,563.04

     (1) Each stock option shall be exercisable at such time or times during its term as may be determined by the Board of Directors; provided, however, that no option shall be exercisable later than 10 years after the date of grant and no option shall be exercisable earlier than six months and one day after the date of grant.

     (2) The amounts in the table are not intended to forecast possible future appreciation, if any, of the Company's Common Stock. Actual gains, if any, are dependent upon the future market price of the Company's Common Stock and there can be no assurance that the amounts reflected in this table will be achieved. Furthermore, because there was no established market for the shares of Common Stock of the Company on the date of the grant of the option, there was no accurate market value to assign as of the date of the grant.

Aggregated Option Exercises to Date

     At the time of the mailing of these Proxy materials, no options have been exercised under the Employee Plan.

Pension Plan

     The Company maintains a 401-k plan, The Citizens Bank Profit Sharing and Savings Plan and Trust, which will be referred to herein simply as the "401-k plan." All Employees who have attained the age of 21 and completed one year of service are eligible to participate in the 401-k plan. The Company matches employee deferrals up to 6% of total compensation (including any overtime and bonuses) and a discretionary contribution to each participant is made regardless of deferral. This contribution for 1999 was 2.7% of total compensation. The 401-k plan recognizes a participant to be fully vested after five years in which the employee has at least 1,000 hours of service.

Stock Performance Graph

     The following performance graph compares the performance of the Company's Common Stock to the AMEX Index and to a peer group of 46 other regional bank holding companies for the Company's reporting period. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at October 19, 1999 (the date trading of the Common Stock began on the American Stock Exchange) and that all dividends were reinvested. The bank holding companies included in the peer group are as follows: Acadiana Bancshares Inc, Admiralty Bancorp CL B, Alabama National Bancorp, AmSouth Bancorporation, Area Bancshares Corp, Auburn National Banc Inc, Banc Corporation, Bancorpsouth Inc, Bank of the Ozarks Inc, Bankfirst Corporation, Britton & Koontz CAP CP, Cardinal Financial Corp, CNB Florida Bankshares, Colonial Bancgroup CL A, Community Financial GRP, Community Trust ENCP Inc, Compass Bancshares Inc, Crescent Banking Company, Eastern Virginia Bankshares, Eufaula Banccorp Inc, Farmers Capital Bank CP, First M&F Corporation, First Tennessee Natl CP, First United Bancshares, Florida Banks Inc, FNB Corporation (VA), Hancock Holding Co, Hibernia Corp A, ISB Financial Corp, Lamar Capital Corp, Mid-America Bancorp KY, Midsouth Bancorp, National Commerce Bancorp, Peoples Banctrust Co, The Peoples Holding Co, Premier Financial Bancorp, Regions Financial Corp, Republic Bancorp Inc CLA, S.Y. Bancorp Inc, Simmons First Natl Corp, South Alabama Bancorp, Southtrust Corp, Trustmark Corp, Union Planters Corp, United Financial Holding, Whitney Holding Corp.

                  Citizens Holding Company Stock Performance
                     October 19, 1999 - December 31, 1999
         Cumulative Total Shareholder Return Comparison Among Citizens
  Holding Company, Regional-Southeast Banks Peer Group and AMEX Market Index


                                   10/19/99        12/31/99
                           ------------------------------------

Citizens Holding Company             100.00            83.38

Regional-Southeast Banks             100.00            87.42

AMEX Market Index                    100.00           110.59

Source: Media General Financial Services, Richmond Virginia

Certain Relationships and Related Transactions

     For the past several years, the Company has employed the legal services of Phelps Dunbar, L.L.P., of which Mr. David Webb, a current Director of the Company and Bank, is a partner. Phelps Dunbar has represented the Company in various legal areas, including tax audits, pension plan administration, civil lawsuit defense, and general corporate law. The Company expects that the firm will continue to represent the Company in similar matters in the future.

Indebtedness of Related Parties

     Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and have had transactions with the Bank in the ordinary course of the Bank's business. The indebtedness (including unfunded commitments) of the directors, officers and related parties, to the Bank was equal to 4.83% of the Company's shareholders' equity at December 31, 1999. This indebtedness comprised
 .77% of the total currently outstanding loans net of unearned interest made by the Bank as of December 31, 1999. In the opinion of the Board of Directors and except as otherwise set forth below, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility.

Compliance with Section 16(a) of the Exchange Act

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers, and any person beneficially owning more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. The registration of the Company's Common Stock under the Exchange Act became effective on August 20, 1999, and at that time, these persons became subject to the Section 16(a) filing requirements.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 1999, and any Form 5s and amendments thereto furnished to the Company with respect to fiscal 1999, and certain written representations made by the Company's directors and officers, the Company has determined that all required filings have been made.

Board Recommendation

     Shareholders will be entitled to one (1) vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors, as described previously herein. The three candidates receiving the highest number of votes cast, will be elected to serve as your Class I Directors.

     The Board of Directors recommends a vote "FOR" the election of each of the nominees for Class I Director on the Board of Directors.

                                  PROPOSAL II
            RATIFY AND APPROVE THE SELECTION OF INDEPENDENT AUDITORS
            --------------------------------------------------------

     As shareholders of the Company, you are being asked to ratify the Company's appointment of Horne CPA Group as its independent auditors for the year 2000.

     On or about December 31, 1998, A. T. Williams, CPA declined to stand as external auditor for the Company based solely on his opinion that it would be in the best interest of the Company to engage an accounting firm experienced with the accounting and reporting requirements of the Securities and Exchange Commission and The American Stock Exchange. As a result, Horne CPA Group was engaged to provide audit and tax services for the Company beginning December 31, 1998.

     The firm of Horne CPA Group was the Company's independent auditor for the year 1999, and the Board of Directors has appointed Horne as independent auditors for the Company for the year 2000. Although the appointment of independent auditors does not require approval by the shareholders, the Board of Directors has chosen to submit its selection for ratification by the shareholders. The Board of Directors, however, reserves the right to change independent auditors at any time notwithstanding shareholder approval. Representatives of Horne CPA Group will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Vote Required and Board Recommendation.

     An affirmative vote by the holders of a majority of the shares of Common Stock voted at the Annual Meeting is required for the ratification of the appointment of the independent auditors.

     The Board of Directors recommends that you vote "FOR" ratification of the appointment of Horne CPA Group as the Company's independent auditors for the year 2000.

                            SOLICITATION OF PROXIES

     The Board of Directors of the Company is soliciting the enclosed proxy. The cost of soliciting proxies in the form enclosed will be borne by the Company. Directors, officers and employees of the Company may, but without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal interview. In addition, the Company has retained American Stock Transfer & Trust Company, referred to in this Proxy Statement as simply "American Stock," to assist in the solicitation of the proxies. The Company pays American Stock a monthly fee for all their services as registrar and transfer agent. According to the agreement, American Stock does not charge a fee directly related to the solicitation of proxies other than postage and other reasonable out-of-pocket costs and expenses. It is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies, and the Company may, upon request, reimburse them for their related expenses.

             PROPOSALS OF SHAREHOLDERS FOR THE 2001 ANNUAL MEETING

     At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy materials. Shareholders intending to submit proposals for presentation at the 2001 annual meeting and inclusion in the proxy statement and form of proxy for the annual meeting should forward their proposals to Steve Webb, President, Citizens Holding Company, 521 Main Street, Philadelphia, Mississippi 39350. Proposals must be in writing and must be received by the Company prior to November 23, 2000, for inclusion in the Company's 2001 proxy materials. Proposals should be sent to the Company by certified mail, return receipt requested.

                                 OTHER MATTERS

     Management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

                                AVAILABILITY OF
                          ANNUAL REPORT ON FORM 10-K

     The annual report to shareholders containing financial statements for the Company's 1999 fiscal year has been mailed to shareholders prior to or with this Proxy Statement. However, the annual report does not form any part of the material for the solicitation of proxies.

     Upon written request of any record holder or beneficial owner of the shares entitled to vote at the annual meeting, the Company, without charge, will provide a copy of the Company's Annual Report for year ended December 31, 1999 on form 10-K, as filed with the Securities and Exchange Commission. Requests should be mailed to Steve Webb, President, Citizens Holding Company, 521 Main Street, Philadelphia, MS 39350.

                              By Order of the Board of Directors



                              /s/  Steve Webb, Chairman

Philadelphia, Mississippi
March 24, 2000

                                     PROXY

        This Proxy is Solicited on Behalf of the Board of Directors of



                           CITIZENS HOLDING COMPANY
                           ------------------------

     The undersigned does hereby nominate, constitute and appoint STEVE WEBB and WILLIAM M. MARS, or any of them (each with full power to act alone and with power of substitution), as their true and lawful attorney, to vote this Proxy. The undersigned also hereby authorizes said individuals to represent the undersigned, and to vote upon all matters that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side, with full power to vote, and to cumulate votes on, all shares of Common Stock of Citizens Holding Company held of record by the undersigned on March 17, 2000, at the annual meeting of shareholders to be held on April 25, 2000, or any adjournment(s) thereof (the "Annual Meeting"). I acknowledge receipt of the Company's notice and accompanying Proxy Statement.

PROPOSAL NO. (I)   TO ELECT DIRECTORS
----------------

     To Elect Three Class I Directors

         [_]  FOR all nominees listed below    [_]  WITHHOLD AUTHORITY to vote
              (except as marked to the              for all nominees listed
              contrary below)                       below

   (INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)

     Herbert A. King            Don L. Fulton           David P. Webb

PROPOSAL NO. (II)   TO RATIFY AND APPROVE THE INDEPENDENT AUDITORS
----------------

To Ratify And Approve The Selection of The Horne CPA Group as The Company's Independent Auditors for Year 2000.

        [_] FOR                 [_] AGAINST        [_]  ABSTAIN

PROPOSAL NO. (III)    IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS
------------------
MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS LISTED ABOVE AND "FOR" EACH OF THE NOMINEES FOR DIRECTORS.

  This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given your shares will be voted by management "for" the nominees and the proposals. The individuals designated above will vote in their discretion on any other matter that may properly come before the Meeting.


                                           Date:                        ,2000
                                           -----------------------------------


                                           ___________________________________
                                                Signature of Shareholder

                                           ___________________________________
                                                Signature if held jointly

                                           Please sign exactly as name appears
                                           on the certificate or certificates
                                           representing shares to be voted by
                                           this proxy, as shown on the label to
                                           the left. When signing as executor,
                                           administrator, attorney, trustee, or
                                           guardian please give full title as
                                           such. If a corporation, please sign
                                           full corporation name by president or
                                           other authorized officer. If a
                                           partnership, please sign in
                                           partnership name by authorized
                                           person(s).


   Please mark, sign, date and return this proxy promptly using the enclosed envelope.